HOLLYFRONTIER INVESTOR PRESENTATION January 2018

Disclosure Statement Statements made during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in HollyFrontier’s and Holly Energy Partners’ markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to HollyFrontier and Holly Energy Partners, the effectiveness of HollyFrontier’s and Holly Energy Partners’ capital investments and marketing strategies, HollyFrontier's and Holly Energy Partners’ efficiency in carrying out construction projects, HollyFrontier's ability to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of HollyFrontier and Holly Energy Partners is provided in the most recent reports of HollyFrontier and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date hereof and, other than as required by law, HollyFrontier and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 2

Executive Summary Positioned for Value Creation Across all Segments REFINING MIDSTREAM SPECIALTY LUBRICANTS  Inland merchant refiner  5 refineries in the Mid Continent, Southwest and Rockies regions  Flexible refining system with fleet wide discount to WTI  Premium niche product markets versus Gulf Coast  Organic initiatives to drive growth and enhance returns  Disciplined capital structure & allocation  Operate Crude and Product Pipelines, loading racks, terminals and tanks in and around HFC’s refining assets  HFC owns 59% of the LP Interest in HEP and the non-economic GP interest  IDR simplification transaction lowers HEP’s cost of capital  Over 80% of revenues tied to long term contracts and minimum volume commitments  Integrated specialty lubricants producer  Sells finished lubricants & specialty products in over 80 countries under the Petro-Canada & HF LSP brands  Lubricant production facilities in Mississauga, Ontario & Tulsa, Oklahoma  Combined, fourth largest North American base oil producer with 28,000 barrels per day of lubricants production  HollyFrontier Lubricants & Specialty Products is the largest North American group III base oil producer 3

HollyFrontier Asset Footprint 4

Total Sum-of-the-Parts Valuation HF Refining & Marketing EBITDA (Mid-Cycle) $1,100 Target Multiple 6x Enterprise Value $6,600 Share Count1 (millions) 176.6 HF Refining & Marketing (per share) $37 HEP Target Price $35 HEP LP Units Owned 59.6 HFC’s Ownership $2,087 Share Count1 (millions) 176.6 Holly Energy Partners (per share) $12 HF Lubricants EBITDA $190 Target Multiple 10x Enterprise Value $1,900 Share Count1 (millions) 176.6 HF Lubricants & Specialty Products (per share) $11 HFC Debt2 ($1,000) HFC Cash & Cash Equivalents (11/30/17) $940 HFC Net Debt ($60) Share Count1 (millions) 176.6 Net Debt (per share) ($0) Total HFC Share Price Valuation $60 HFC Consolidated SOTP Valuation (US$ millions) Refining 66% Midstream 18% Lubricants 16% 5 1. Average shares outstanding for the nine months ending 9/30/17 2. Excludes HEP Debt

15% Increase in Refining Capacity Since 2015 El Dorado  Improved FCC Yield  Naphtha Fractionation Project for Improved Light Product Yields Tulsa  Improved Rate & Yield on FCC  Improved Rate & Yield on Reformer  Improved High Value Heavy Oils Production Capability  Improved Diesel Recovery Navajo  Improved Diesel Recovery  Eliminated Naphtha Recycle Streams at Artesia Crude Unit  Debottlenecked Naphtha Hydrotreaters/Diesel Hydrotreater/FCC/Gasoil Hydrocracker  Debottlenecked Finished Product Pipeline Capacity Woods Cross  Added 2nd Crude / FCC Units  Added Poly Gasoline Unit  Expanded ULSD capability  Added Gasoil Export Capability Cheyenne  Increased Heavy Oils Export Capabilities  Invested in New Hydrogen Plant to Increase Heavy Crude to ~70% Mid-Con CRUDE CHARGE CAPACITY Rockies CRUDE CHARGE CAPACITY Southwest CRUDE CHARGE CAPACITY 260,000 300,000 200,000 250,000 300,000 350,000 2015 Current 100,000 115,000 90,000 100,000 110,000 120,000 2015 Current 83,000 95,000 70,000 80,000 90,000 100,000 2015 Current Barrels Per Day Barrels Per Day Barrels Per Day 6

375,000 400,000 425,000 450,000 2012 2013 2014 2015 2016 2017E $5.95 $6.16 $5.39 $5.30 $5.40 $4.75 $5.25 $5.75 $6.25 2013 2014 2015 2016 2017E Opex/throughput BBL Target from 2015 Analyst Day Barrels Per Day Opex Per Throughput Barrel Consolidated Crude Charge $/throughput BBL Cost Saving Initiatives  Turnaround Execution  Procurement Opportunities  Maintenance Costs  Organizational Structure 7 Refinery Operations Annual Crude Charge Rate 450,000 – 470,000 BPD $5.50 Target

Proximity to North American Crude Production Laid in Crude Advantage 8 1) Data from quarterly earnings calls -$6 -$4 -$2 $0 4Q16 1Q17 2Q17 3Q17 Rockies MidCon Southwest Consolidated  Beneficiary of inland coastal crude discount across entire refining system  100% of HFC’s purchased crude barrels are “WTI” price based  Refinery location and configuration enables a fleet-wide crude slate discounted to WTI  Approximately 100,000 barrels per day Canadian, primarily Heavy sour crude  Approximately 150,000 barrels per day of Permian crude Discount to WTI $/bbl Laid in Crude Advantage under WTI1 8

1) Gulf Coast: CBOB Unleaded 84 Octane Spot Price, Group 3: Unleaded 84 Octane Spot Price, Chicago: Unleaded CBOB 84 Octane Spot Price, Denver: CBOB 81.5 Octane Rack Price, Phoenix: CBG 84 Octane Rack Price, SLC: CBOB 81.5 Octane Rack Price, Las Vegas: CBOB 84 Octane Rack Price. Source: GlobalView 2) Source: GlobalView $2.67 $3.38 $7.60 $6.54 $8.17 $11.08 $- $5 $10 $15 $20 Group 3 vs GC Chicago vs GC Salt Lake vs GC Denver vs GC Phoenix vs GC Las Vegas vs GC 2012 2013 2014 2015 2016 Average $1.41 $1.72 $3.90 $4.84 $5.06 $7.61 $(5) $- $5 $10 $15 Group 3 vs GC Chicago vs GC Denver vs GC Phoenix vs GC Las Vegas vs GC Salt Lake vs GC 2012 2013 2014 2015 2016 Average High Value Premium Product Markets Product Pricing vs. Gulf Coast 9 $/bbl Regional ULSD Pricing vs Gulf Coast2 $/bbl Regional Gasoline Pricing vs Gulf Coast1 9

Refining Segment Earnings Power $21.22 $17.93 $20.06 $13.86 $17.89 $10 $15 $20 $25 2013 2014 2015 2016 2017 YTD* Mid-Cycle Refining EBITDA $1.0B – $1.2B Gulf Coast 3-2-1 Crack $10.00 Brent/WTI Spread $4.00 Product Transportation to HFC Markets $3.00 HFC Index $17.00 Capture Rate 75% Realized Gross Margin Per Barrel $12.75 Operating Expense Per Barrel $5.50 Target Throughput 460,000 Refining SG&A (millions) $110 Mid-Cycle Refining EBITDA $1.1B HFC Consolidated 3-2-1 Index $/Barrel 10 *YTD for the nine months ending 9/30/17

Operate a system of petroleum product and crude pipelines, storage tanks, distribution terminals and loading rack facilities located near HFC’s refining assets in high growth markets  Revenues are nearly 100% fee-based with limited commodity risk  Major refiner customers have entered into long-term contracts  Contracts require minimum payment obligations for volume and/or revenue commitments  Over 80% of revenues tied to long term contracts and minimum commitments  Earliest contract up for renewal in 2019 (approx. 17% of total commitments)  52 consecutive quarterly distribution increases since IPO in 2004  Target 1.0 – 1.2x distribution coverage *Distribution Per Unit - Distributions are split adjusted reflecting HEP’s January 2013 two-for-one unit split. Holly Energy Partners Business Profile $0 $40 $80 $120 $160 $0.00 $0.20 $0.40 $0.60 $0.80 Q 4 2 0 0 4 Q 2 2 0 0 5 Q 4 2 0 0 5 Q 2 2 0 0 6 Q 4 2 0 0 6 Q 2 2 0 0 7 Q 4 2 0 0 7 Q 2 2 0 0 8 Q 4 2 0 0 8 Q 2 2 0 0 9 Q 4 2 0 0 9 Q 2 2 0 1 0 Q 4 2 0 1 0 Q 2 2 0 1 1 Q 4 2 0 1 1 Q 2 2 0 1 2 Q 4 2 0 1 2 Q 2 2 0 1 3 Q 4 2 0 1 3 Q 2 2 0 1 4 Q 4 2 0 1 4 Q 2 2 0 1 5 Q 4 2 0 1 5 Q 2 2 0 1 6 Q 4 2 0 1 6 Q 2 2 0 1 7 DPU* WTI Consistent Distribution Growth Despite Crude Price Volatility WTI Price Distribution $/LP Unit 11

1. Unit Count as of 12/1/17 2. Based on HEP unit closing price on December 26, 2017 12 100% Interest 41.9mm HEP units1 41% LP Interest $1.4B Value2 59.6mm HEP units1 59% LP Interest $1.9B Value2 HOLLYFRONTIER CORPORATION (HFC) GENERAL PARTNER (GP) HOLLY LOGISTIC SERVICES, L.L.C HOLLY ENERGY PARTNERS, L.P. (HEP) PUBLIC Non-economic GP Interest Ownership Structure IDR Simplification Provides Lower Cost of Capital for HEP 12

HEP Historical Growth

Committed to Continuing Track Record of Increasing Distribution


MLP IPO (July 2004)
Holly intermediate feedstock pipeline dropdown (July 2005)
25% JV with Plains for SLC pipeline (Mar 2009)
Holly Tulsa dropdown of loading rack (Tulsa West) (Aug 2009)
Sale of 70% interest in Rio Grande to Enterprise (Dec 2009)
Holly Corporation and Frontier Oil Corporation complete merger (July 2011)
HFC dropdown of El Dorado & Cheyenne assets (Nov 2011)
Crude gathering system expansion (2014)
Acquisition of El Dorado tank farm (Mar 2015)
50% JV with Plains for Frontier pipeline (Aug 2015)
50% JV with Plains for Cheyenne pipeline (June 2016)
Acquired remaining interests in SLC / Frontier pipelines (Oct 2017)
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Alon pipeline and terminal asset acquisition (Feb 2005)
Holly South Line expansion project (2007-2008)
Holly crude oil and tankage assets dropdown (Feb 2008)
Holly 16" intermediate pipeline facilities acquisition (June 2009)
Tulsa East acquisition & Roadrunner / Beeson dropdown (Dec 2009)
Purchase of additional Tulsa tanks & racks and Lovington rack (Mar 2010)
Tulsa interconnect pipelines (Aug 2011)
HEP purchases 75% interest in UNEV from HFC (July 2012)
HFC dropdown of El Dorado processing units (Nov 2015)
HEP purchases 50% interest in Osage from HFC (Feb 2016)
Purchase of Tulsa West Tanks (March 2016)
HFC dropdown of Woods Cross processing units (Oct 2016)
IDR Simplification (Oct 2017)

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HEP Avenues for Growth ORGANIC ACQUISITIONS DROPDOWNS FROM HFC  Leverage HEP’s existing footprint, specifically in Permian Basin  Contractual PPI/FERC Escalators  SLC / Frontier Expansion  Pursue logistics assets in HEP’s current geographic region  Replace incumbent HFC service providers with HEP  Leverage HFC refining and commercial footprint  Participate in expected MLP sector consolidation  Partnering with HFC to build and/or acquire new assets / businesses  Target high tax basis assets with durable cash flow characteristics that also add to HFC EBITDA 14

Advanced lubricants are a crucial requirement in the drive to develop more reliable, efficient and environmentally compliant industrial machinery worldwide. These lubricants command higher margins by: HF Lubricants & Specialty Products The World’s Machinery is Driving Towards Greater Efficiency, Reliability and Longevity Meeting more exacting standards of purity and viscosity Providing exceptional wear protection over a wider range of temperatures and harsh environments Allowing for extended drain intervals HF LSP is a leading producer of high-margin premium lubricants, specialty products and top-quality base oils. 15

HF LSP - Rack Back vs Rack Forward



RACK BACK
RACK FORWARD
Value Opportunity
Customer Order Fulfillment
Feedstock & Production
PCLI & Tulsa Refineries
Blending & Packaging
(Lubeplex)
Distribution
(Warehousing & Transportation)
R&D
Marketing
Sales
Finished Lubricants & Greases
Waxes
PUREWAX™
White Oils
Specialty Products
Base Fluids
VGO/HCB
Cash

- Rack Back captures the value between feedstock cost and base oil market prices
- Rack Forward captures the value between base oil market prices and product sales revenues from customers

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HOLLYFRONTIER

Rack Forward EBITDA Margin Stability 69 38 45 29 30 58 58 55 53 40 48 17% 9% 12% 9% 9% 16% 16% 16% 14% 10% 13% 0% 5% 10% 15% 20% 0 20 40 60 80 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 EBITDA EBITDA Margin Rack Forward – EBITDA Margin1 2018 Guidance2 EBITDA $175 – 200MM EBITDA Margin 10-15% 1. EBITDA Margin calculated by dividing EBITDA by Revenue for the period 2. 2018 Guidance includes planned turnarounds at the Tulsa and Mississauga plants HF LSP’s Rack Forward business has consistently generated EBITDA margins of 10-15% EBITDA Margin % EBITDA ($ in millions) 17

HF Lubricants & Specialty Products 18 Rack Forward EBITDA ($ in millions) $190 Target Multiple 10x Enterprise Value ($ in millions) $1,900 Mid-Cycle EBITDA  EBITDA Margin 10-15%  Annual SG&A $125 - $135MM  Annual DD&A $30 - $35MM  Upside with Organic Growth and M&A Opportunities 10x multiple in-line with peer group Mid-Cycle Capex: $50 – $60MM

Group III Base Oil Opportunity Increasing Demand for Higher Performance Finished Lubricants & Specialty Products  Higher industry standards driving demand for lubricants formulated from Group III and III+ Base Oils  Western Hemisphere Group III demand projected to be 3% CAGR from 2016-2026  The U.S. is a large importer of Group III/III+ Base Oils  Asian and Middle Eastern imports fill North American supply deficit at transportation cost of ˜$5-10/bbl HF LSP is the largest North American producer of Group III Base Oils Western Hemisphere Group III Base Oil: Production Capacity vs Demand¹ ˜3% CAGR Demand Growth (2016-2026) 1. Source: Kline 2017 Data 0 13 25 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Americas Demand Americas Production Capacity 19 KBD

Base Oils 45% Specialty Products 25% White Oils 9% Waxes 7% Finished Lubricants & Greases 14% HF LSP Product Sales 2016 Finished Lubricants & Greases Waxes White Oils Specialty Products Base Oils Margin Value $/bbl Converting one barrel of Base Oil sales into Finished Product sales results in a margin uplift of ~$50/bbl 20 Opportunity Across the Value Chain Upgrade Existing Base Oils into Finished Products

New Segment Reporting Rack Back Rack Forward HF REFINING & MARKETING (HF R&M) HOLLY ENERGY (HEP) HF LUBRICANTS & SPECIALTY PRODUCTS (HF LSP) CORPORATE, OTHER & ELIMINATIONS CONSOLIDATED  SG&A allocated to each segment  Rack Back includes transfer pricing based on Argus spot average for each base oil category 21

2018 Guidance  Refining & Marketing - $5.50 Opex/bbl - Turnaround Schedule - Tulsa – 1Q18 - El Dorado – 4Q18 - Capex $375 – $425 million  HF LSP - $175 – 200 mm Rack Forward EBITDA - Mississauga Turnaround - 4Q18 - Capex $60 – $80 million  HEP - Target Distribution Coverage of 1.0x - 1.1x - Capex - $40 – $50 million R&M 77% HF LSP 14% HEP 9% 22 2018E Capex Segment Allocation

A P P E N D I X

Strong Track Record of Cash Returns 24 • Strong track record in returning excess cash to shareholders • Committed to maintaining competitive cash yield versus peers • Share repurchase program funded by Free Cash Flow generation and HEP drop down proceeds 1) Dividends are split adjusted reflecting HFC’s two-for-one stock split announced August 3, 2011. 2) Total Cash yield calculated using year end share count- includes regular dividends, special dividends and stock buybacks. Data from public filings and press releases. As of 12/26/17 NYSE closing prices. 0% 5% 10% 15% 2011 2012 2013 2014 2015 2016 5.5% 9.2% 8.8% 11.0% 13.8% 6.3% 0% 2% 4% PBF VLO PSX HFC MPC ANDV DK 3.4% 3.0% 2.8% 2.6% 2.4% 2.1% 1.7% Since the July 2011 merger HFC has returned approximately $4.3 billion, or approximately $24.50 per share to shareholders Total Cash Yield2 Regular Cash Yield1 % Yield % Yield 24

HollyFrontier Capital Structure 25 25 Maintain Investment Grade Rating from S&P (BBB-), Moody’s (Baa3), and Fitch (BBB-) Cash and Short Term Marketable Securities $631 HOLLYFRONTIER CORPORATION HFC Credit Agreement $- HFC 5.875% Senior Notes due 2026 $1,000 HFC Long Term Debt $1,000 HOLLY ENERGY PARTNERS HEP 6.50% Senior Notes due 2020 $- HEP 6.00% Senior Notes due 2024 $500 HEP Credit Agreement $750 HEP Long Term Debt $1,250 Consolidated Debt (excludes unamortized discount) $2,250 Stockholders Equity $4,850 Noncontrolling Interest $617 Total Capitalization $7,717 Consolidated Debt / Capitalization 29% Consolidated Net Debt / Capitalization 23% Consolidated Total Liquidity1 $2,631 HFC Consolidated Capital Structure As of September 30, 2017 (US$ millions) Cash and Short Term Marketable Securities $624 HFC LONG TERM DEBT HFC 5.875% Senior Notes due 2026 $1,000 Total Debt $1,000 Stockholders Equity $4,786 Total Capitalization $5,786 HFC Standalone Debt / Capitalization 17% HFC Standalone Net Debt / Capitalization 7% HFC Standalone Liquidity $1,974 HFC Standalone Capital Structure As of September 30, 2017 (US$ millions) 1. Includes Availability from $1.35B HFC Revolver & $1.4B HEP Revolver.

 Investment Grade Rating - S&P BBB- - Moody’s Baa3 - Fitch BBB-  $624 million cash as of 9/30/17  $1 billion outstanding debt as of 9/30/17 - excludes non-recourse HEP debt  Total debt to capital ratio 17% as of 9/30/17  Target 1x Net Debt/EBITDA (ex HEP) * Debt to Capital is calculated by taking total debt (excluding MLP debt) divided by total debt (excluding MLP debt) plus total equity (excluding non-controlling interest). Net Debt to Capital is calculated by taking total net debt (excluding MLP debt) divided by total debt (excluding MLP debt) plus total equity (excluding non-controlling interest). 0% 10% 20% 30% 40% 50% HFC PSX VLO ANDV MPC DK PBF Debt/Cap Net Debt/Cap Debt Ratio % Peer Group Debt Metrics − 9/30/17 HollyFrontier Credit Profile 26

Our Business Plan Update 27 1. Target EBITDA using a 2014 baseline pricing Business Improvement Plan Progress Annual EBITDA in $ MM’s 2015 Analyst Day Target1 Full Year 2017E Acheived1 Refining Operations $245 $107 Reliability $90 $10 Cost $105 $58 Turnaround $50 $39 Optimization $90 $220 Planning $30 $113 Products $30 $64 Feedstock $30 $43 Capital Investment $365 $202 Large Capital $165 $83 Opportunity Investments $200 $119 Total $700 MM $529 MM

Definitions 28 Lubricant : A solvent neutral paraffinic product used in commercial heavy duty engine oils, passenger car oils and specialty products for industrial applications such as heat transfer, metalworking, rubber and other general process oil. Non GAAP measurements: We report certain financial measures that are not prescribed or authorized by U. S. generally accepted accounting principles ("GAAP"). We discuss management's reasons for reporting these non-GAAP measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures are not alternatives to revenue, operating income, income from continuing operations, net income, or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and/or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non- GAAP measures we report may not be comparable to those reported by others. Rack Backward: business segment of HF LSP that captures the value between feedstock cost and base oil market prices (transfer prices to rack forward). Rack Forward: business segment of HF LSP that captures the value between bas oil market prices and product sales revenue from customers. RBOB: Reformulated Gasoline Blendstock for Oxygen Blending Sour Crude: Crude oil containing quantities of sulfur greater than 0.4 percent by weight, while “sweet crude oil” means crude oil containing quantities of sulfur equal to or less than 0.4 percent by weight. WCS: Western Canada Select crude oil, made up of Canadian heavy conventional and bitumen crude oils blended with sweet synthetic and condensate diluents. WTI: West Texas Intermediate, a grade of crude oil used as a common benchmark in oil pricing. WTI is a sweet crude oil and has a relatively low density. WTS: West Texas Sour, a medium sour crude oil. BPD: the number of barrels per calendar day of crude oil or petroleum products. CAGR: The compound annual growth rate is calculated by dividing the ending value by the beginning value, raise the result to the power of one divided by the period length, and subtract one from the subsequent result. CAGR is the mean annual growth rate of an investment over a specified period of time longer than one year. Debt-To-Capital: A measurement of a company's financial leverage, calculated as the company's long term debt divided by its total capital. Debt includes all long-term obligations. Total capital includes the company's debt and shareholders' equity. Distributable Cash Flow: Distributable cash flow (DCF) is not a calculation based upon GAAP. However, the amounts included in the calculation are derived from amounts separately presented in HEP’s consolidated financial statements, with the exception of excess cash flows over earnings of SLC Pipeline, maintenance capital expenditures and distributable cash flow from discontinued operations. Distributable cash flow should not be considered in isolation or as an alternative to net income or operating income as an indication of HEP’s operating performance or as an alternative to operating cash flow as a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. We believe that this measure provides investors an enhanced perspective of the operating performance of HEP’s assets and the cash HEP is generating. HEP’s historical net income is reconciled to distributable cash flow in "Item 6. Selected Financial Data" of HEP's 2016 10-K filed February 22, 2017. EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation provided for under GAAP; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under the section entitled “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier Corporation’s 2016 10-K filed February 22, 2017. Free Cash Flow: Calculated by taking operating cash flow and subtracting capital expenditures. IDR: Incentive Distribution Rights

HollyFrontier Index

HOLLYFRONTIER.

Crude Charge	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17*
	407,310	391,100	429,000	444,000	432,000	371,000	467,000	455,000	450-460K

*Anticipated crude charge based on guidance given on 11/1/17 earnings call

HollyFrontier Index

WTI Based 321	1Q 2017				2Q 2017				3Q 2017				4Q 2017			
Crack	Jan	Feb	Mar	1Q17	Apr	May	Jun	2Q17	Jul	Aug	Sep	3Q17	Oct	Nov	Dec	4Q17
MidCon	$13.30	$11.75	$14.12	$13.06	$14.86	$14.56	$13.40	$14.27	$16.94	$20.25	$23.06	$20.08	$22.28	$19.29		
Rockies	$14.12	$15.48	$20.36	$16.65	$21.49	$21.91	$23.99	$22.46	$22.17	$27.86	$28.38	$26.14	$26.29	$22.58		
Southwest	$15.97	$15.03	$20.36	$17.12	$21.54	$21.30	$21.76	$21.53	$19.83	$22.03	$27.50	$23.12	$25.11	$23.59		

VGO Based	1Q 2017				2Q 2017				3Q 2017				4Q 2017			
Base Oil Crack	Jan	Feb	Mar	1Q17	Apr	May	Jun	2Q17	Jul	Aug	Sep	3Q17	Oct	Nov	Dec	4Q17
Group I	$6.26	$10.15	$20.12	$12.18	$24.91	$35.14	$41.34	$33.80	$41.27	$37.76	$31.94	$36.99	$34.65	$33.85		
Group II	$14.79	$18.74	$27.37	$20.30	$28.96	$35.91	$39.24	$34.70	$38.57	$34.69	$30.14	$34.47	$33.76	$32.14		
Group III	$52.76	$55.48	$68.61	$58.95	$70.54	$71.37	$66.33	$69.41	$63.00	$58.88	$54.80	$58.89	$53.60	$52.89		

WTI Based 321	1Q 2016				2Q 2016				3Q 2016				4Q 2016			
Crack	Jan	Feb	Mar	1Q16	Apr	May	Jun	2Q16	Jul	Aug	Sep	3Q16	Oct	Nov	Dec	4Q16
MidCon	$8.62	$8.23	$13.66	$10.17	$12.48	$13.19	$13.25	$12.97	$12.12	$16.52	$14.91	$14.52	$11.55	$9.03	$11.79	$10.79
Rockies	$13.90	$10.34	$16.21	$13.48	$18.74	$20.13	$18.39	$19.09	$19.70	$18.73	$19.91	$19.45	$17.88	$12.18	$11.57	$13.88
Southwest	$17.94	$9.21	$12.90	$13.35	$19.72	$17.61	$18.75	$18.69	$20.19	$16.77	$18.00	$18.32	$16.08	$19.34	$15.92	$17.11

The preceding data is for informational purposes only and is not reflective or intended to be an indicator of HollyFrontier's past or future financial results. This data is general industry information and does not reflect prices paid or received by HFC. The data was compiled from publicly available information, various industry publications, other published industry sources, including OPIS and Argus, and our own internal data and estimates. Although this data is believed to be reliable, HFC has not had this information verified by independent sources. HFC does not make any representation as to the accuracy of the data and does not undertake any obligation to update, revise or continue to provide the data.

Please see p. 30 for disclaimer and www.HollyFrontier.com/investor-relations for most current version.

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HOLLYFRONTIER HOLLY ENERGY PARTNERS HOLLYFRONTIER LUBRICANTS & SPECIALTY PRODUCTS

HFC Index Disclosure 30 HFC's actual pricing and margins may differ from benchmark indicators due to many factors. For example:  Crude Slate differences – HFC runs a wide variety of crude oils across its refining system and crude slate may vary quarter to quarter.  Product Yield differences – HFC’s product yield differs from indicator and can vary quarter to quarter as a result of changes in economics, crude slate, and operational downtime.  Other differences including but not limited to secondary costs such as product and feedstock transportation costs, purchases of environmental credits, quality differences, location of purchase or sale, and hedging gains/losses. Moreover, the presented indicators are generally based on spot sales, which may differ from realized contract prices. Market prices are available from a variety of sources, each of which may vary slightly. Please note that this data may differ from other sources due to adjustments made by data providers and due to differing data definitions. Below are indicator definitions used for purposes of this data. MidCon Indicator: (100% Group 3: Sub octane and ULSD) – WTI Rockies Indicator as of July 1, 2016: 50% Cheyenne: ((100% Denver Regular Gasoline; 100% Denver ULSD) – WTI) 50% Woods Cross: ((60% Salt Lake City Regular Gasoline, 40% Las Vegas Regular Gasoline; 80% Salt Lake City ULSD, 20% Las Vegas ULSD) – WTI) Rockies Indicator 2011- July-2016: 60% Cheyenne: ((100% Denver Regular Gasoline; 100% Denver ULSD) – WTI) 40% Woods Cross: ((60% Salt Lake City Regular Gasoline, 40% Las Vegas Regular Gasoline; 80% Salt Lake City ULSD, 20% Las Vegas ULSD) – WTI) Southwest Indicator 2013-Current: (50% El Paso Subgrade, 50% Phoenix CBG; 50% El Paso ULSD, 50% Phoenix ULSD) – WTI Southwest Indicator 2011-2012: (50% El Paso Regular, 50% Phoenix CBG; 50% El Paso ULSD, 50% Phoenix ULSD) – WTI Lubricants Index Appendix HFC's actual pricing and margins differ from benchmark indicators due to many factors. For example: - Retail/Distribution- HFC and PCLI use commodity base oils to produce finished lubricants, specialty products and white oils that are sold into the retail market worldwide and have a wide variety of price ranges. - Feedstock differences – HFC runs a variety of vacuum gas oil streams and hydrocracker bottms across its refining system and feedstock slate may vary quarter to quarter. - Product Yield differences – HFC’s product yield differs from indicator and can vary quarter to quarter as a result of changes in economics and feedstocks. - Other differences including, but not limited to secondary costs such as product and feedstock transportation costs, quality differences and location of purchase or sale. Moreover, the presented indicators are generally based on spot commodity base oil sales, which may differ from realized contract prices. Market prices are available from a variety of sources, each of which may vary slightly. Please note that this data may differ from other sources due to adjustments made by data providers and due to differing data definitions. Below are indicator definitions used for purposes of this data. Group I Base Oil Indicator (50% Group I SN150, 50% Group I SN500)-VGO Group II Base Oil Indicator (33.3% Group II N100, 33.3% Group II N220, 33.3% Group II N600)-VGO Group III Base Oil Indicator (33.3% Group III 4cst, 33.3% Group III 6cst, 33.3% Group III 8cst)-VGO VGO (US Gulf Coast Low Sulfur Vacuum Gas Oil) 30

HollyFrontier Corporation (NYSE: HFC) 2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (214) 954-6510 www.hollyfrontier.com Craig Biery | Director, Investor Relations investors@hollyfrontier.com 214-954-6510 Jared Harding | Investor Relations investors@hollyfrontier.com 214-954-6510